UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 23, 2014 (April 21, 2014)

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300 Duluth, GA	30097
(Address of principal executive offices)	(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.
Asbury Automotive Group, Inc. (the “Company”) issued an earnings release on April 23, 2014, announcing its financial results for the three months ended March 31, 2014. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report.
The information furnished under Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 21, 2014, Michael Kearney, Executive Vice President and Chief Operating Officer of Asbury Automotive Group, Inc. (the “Company”) provided notice that he will retire from the positions of Executive Vice President and Chief Operating Officer on March 31, 2015.  Mr. Kearney will continue to serve as Executive Vice President and Chief Operating Officer until that time.  On April 23, 2014, the Company issued a press release announcing Mr. Kearney’s plan to retire from the Company.  A copy of the Company’s press release is filed as Exhibit 99.2 to this Current Report and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

The following exhibit is furnished as part of this report.

Exhibit No.	Description

99.1	Press Release dated April 23, 2014.
99.2	Press Release dated April 23, 2014 announcing COO retirement

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: April 23, 2014	By:	/s/ Craig T. Monaghan
	Name:	Craig T. Monaghan
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 23, 2014.
99.2	Press Release dated April 23, 2014 announcing COO retirement